                                                                   Exhibit 99(c)


SCHEDULE TO DOCUMENTS
---------------------

The documents listed below under the heading "[NW 1997 A] N501XJ" (hereinafter referred to as the "A Documents") have been provided in this filing. The corresponding documents listed below under the headings "[NW 1997 B] N502XJ", "[NW 1997 C] N503XJ", "[NW 1997 D] N504XJ", "[NW 1997 E] N505XJ" and "[NW 1997
F] N506XJ" are substantially identical to the A Documents with the following exceptions: conforming changes have been made to reflect the appropriate deal designation (i.e., 1997 A, 1997 B, etc.) and the United States registration number of the aircraft (i.e., N501XJ, N502XJ, etc.), and the tables of Secured Certificates Amortization attached to Schedule I of each Trust Indenture and Security Agreement may differ.

The documents listed below under the heading "[NW 1997 G] N507XJ" (hereinafter referred to as the "G Documents") have been provided in this filing. The corresponding documents listed below under the headings "[NW 1997 H] N508XJ", "[NW 1997 I] N509XJ", "[NW 1997 J] N510XJ", "[NW 1997 K] N511XJ" and "[NW 1997
L] N512XJ" are substantially identical to the G Documents with the following exceptions: conforming changes have been made to reflect the appropriate deal designation (i.e., 1997 G, 1997 H, etc.) and the United States registration number of the aircraft (i.e., N507XJ, N508XJ, etc.); the amounts set forth on
Schedule II (Commitments) to each Participation Agreement will differ but will read as set forth on the Participation Agreement [NW 1997 G] provided, with the bracketed information substituted in the respective Participation Agreements for the other deal designations; the amount set forth on Schedule I to each Trust Indenture and Security Agreement will differ; and the tables of Secured Certificates Amortization attached as Schedule to Schedule I of each Trust Indenture and Security Agreement will differ.


[NW 1997 A] N501XJ

Participation Agreement [NW 1997 A], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 A], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Guarantee [NW 1997 A], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 A], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 A], dated as of September 25, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 A], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 A], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 B] N502XJ

Participation Agreement [NW 1997 B], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 B], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Guarantee [NW 1997 B], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 B], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.
Trust Agreement [NW 1997 B], dated as of September 25, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 B], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 B], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 C] N503XJ

Participation Agreement [NW 1997 C], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 C], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Guarantee [NW 1997 C], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 C], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 C], dated as of September 25, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 C], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 C], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 D] N504XJ

Participation Agreement [NW 1997 D], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 D], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Guarantee [NW 1997 D], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 D], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 D], dated as of September 25, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 D], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 D], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 E] N505XJ

Participation Agreement [NW 1997 E], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant, Owner

Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 E], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Guarantee [NW 1997 E], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 E], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 E], dated as of September 25, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 E], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 E], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 F] N506XJ

Participation Agreement [NW 1997 F], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee; Northwest Airlines Corporation, Guarantor; the Owner Participant, Owner Participant; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee.

Lease Agreement [NW 1997 F], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Northwest Airlines, Inc., Lessee.

Guarantee [NW 1997 F], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 F], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 F], dated as of September 25, 1997, between the Owner Participant, Owner Participant, and First Security Bank, National Association, Owner Trustee.

Purchase Agreement Assignment [NW 1997 F], dated as of September 25, 1997, between Northwest Airlines, Inc., Assignor, and First Security Bank, National Association, Assignee.

Consent and Agreement [NW 1997 F], dated as of September 25, 1997, from Aero International (Regional), acting as agent for and on behalf of British Aerospace (Operations) Limited.


[NW 1997 G] N507XJ

Participation Agreement [NW 1997 G], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee and Initial Owner Participant; Northwest Airlines Corporation, Guarantor; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee; including Appendix A thereto (Definitions), Exhibit B thereto (form of Purchase Agreement Assignment) and Exhibit C thereto (form of Lease Agreement).

Guarantee [NW 1997 G], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 G], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 G], dated as of September 25, 1997, between the Initial Owner Participant, Trustor, and First Security Bank, National Association, Owner Trustee.


[NW 1997 H] N508XJ

Participation Agreement [NW 1997 H], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee and Initial Owner Participant; Northwest Airlines Corporation, Guarantor; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee; including Appendix A thereto (Definitions), Exhibit B thereto (form of Purchase Agreement Assignment) and Exhibit C thereto (form of Lease Agreement).

Guarantee [NW 1997 H], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 H], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 H], dated as of September 25, 1997, between the Initial Owner Participant, Trustor, and First Security Bank, National Association, Owner Trustee.

[NW 1997 I] N509XJ

Participation Agreement [NW 1997 I], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee and Initial Owner Participant; Northwest Airlines Corporation, Guarantor; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee; including Appendix A thereto (Definitions), Exhibit B thereto (form of Purchase Agreement Assignment) and Exhibit C thereto (form of Lease Agreement).

Guarantee [NW 1997 I], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 I], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 I], dated as of September 25, 1997, between the Initial Owner Participant, Trustor, and First Security Bank, National Association, Owner Trustee.


[NW 1997 J] N510XJ

Participation Agreement [NW 1997 J], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee and Initial Owner Participant; Northwest Airlines Corporation, Guarantor; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee; including Appendix A thereto (Definitions), Exhibit B thereto (form of Purchase Agreement Assignment) and Exhibit C thereto (form of Lease Agreement).

Guarantee [NW 1997 J], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 J], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 J], dated as of September 25, 1997, between the Initial Owner Participant, Trustor, and First Security Bank, National Association, Owner Trustee.


[NW 1997 K] N511XJ

Participation Agreement [NW 1997 K], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee and Initial Owner Participant; Northwest Airlines Corporation, Guarantor; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee; including Appendix A thereto (Definitions), Exhibit B thereto (form of Purchase Agreement Assignment) and Exhibit C thereto (form of Lease Agreement).

Guarantee [NW 1997 K], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 K], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 K], dated as of September 25, 1997, between the Initial Owner Participant, Trustor, and First Security Bank, National Association, Owner Trustee.


[NW 1997 L] N512XJ

Participation Agreement [NW 1997 L], dated as of September 25, 1997, among Northwest Airlines, Inc., Lessee and Initial Owner Participant; Northwest Airlines Corporation, Guarantor; State Street Bank and Trust Company, Pass Through Trustee under each of the Pass Through Trust Agreements; First Security Bank, National Association, not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee; State Street Bank and Trust Company of Connecticut, National Association, Subordination Agent; and State Street Bank and Trust Company, in its individual capacity and as Indenture Trustee; including Appendix A thereto (Definitions), Exhibit B thereto (form of Purchase Agreement Assignment) and Exhibit C thereto (form of Lease Agreement).

Guarantee [NW 1997 L], dated as of September 25, 1997, from Northwest Airlines Corporation.

Trust Indenture and Security Agreement [NW 1997 L], dated as of September 25, 1997, between First Security Bank, National Association, not in its individual capacity, except as expressly stated therein, but solely as Owner Trustee, and State Street Bank and Trust Company, not in its individual capacity, except as expressly stated therein, but solely as Indenture Trustee.

Trust Agreement [NW 1997 L], dated as of September 25, 1997, between the Initial Owner Participant, Trustor, and First Security Bank, National Association, Owner Trustee.